UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2006
WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637 (Commission File Number)	41-0992135 (IRS Employer Identification No.)
1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)
(507) 625-7231
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 14, 2006, Winland Electronics, Inc. issued a press release announcing the death of its Chairman, S. Robert Dessalet, on September 12, 2006.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:

99.1	Press release dated September 14, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 14, 2006

WINLAND ELECTRONICS, INC.
By	/s/ Lorin E. Krueger
Lorin E. Krueger, President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 12, 2006	1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM

99.1	Press release dated September 14, 2006

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